Note 2 - Summary of Significant Accounting Policies (Details) - Estimated Remaining Amortization Expense for Intangible Assets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2015	Dec. 31, 2014
Estimated Remaining Amortization Expense for Intangible Assets [Abstract]
2015 (9 months)	$ 12	$ 16
2016	16	16
2017	16	16
2018	16	16
2019	$ 16	$ 16